UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 4, 2010

(Date of earliest event reported)

SENSATA TECHNOLOGIES B.V.

(Exact name of registrant as specified in its charter)

The Netherlands	000-1381272	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kolthofsingel 8, 7602 EM Almelo The Netherlands	Not applicable
(Address of principal executive offices)	(Zip Code)

31-546-879-555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 4, 2010, Sensata Technologies, Inc. (“STI”), a Delaware corporation and an indirect and wholly-owned subsidiary of Sensata Technologies B.V., amended its Transition Production Agreement (the “TPA”) with EMS Engineered Materials Solutions, LLC (“EMS”), a Delaware limited liability company, that was originally entered into May 11, 2009 (the “Amendment”). Pursuant to the terms of the Amendment, the TPA is extended until May 31, 2010, during which time EMS will continue to manufacture and supply electrical contacts systems (the “Products”) to STI. Among other things, the TPA requires STI and EMS to pay monthly to each other either a Loss Payment or a Profit Payment, respectively and as the case may be, in the amount of any profit or loss shown on the applicable profit and loss statement. In consideration for EMS to enter into the Amendment, STI agrees to pay an administrative fee to EMS in the amount of $200,000, with such amount to be reflected as a charge of $50,000 in each of the monthly profit and loss statements over the course of four months. The Amendment also provided for the sharing of certain costs and expenses concerning the provision of electricity, the transfer of certain tooling and equipment between the parties, and other administrative matters that STI does not consider to be material.

The foregoing descriptions of the TPA and the Amendment and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to those agreements. A copy of the TPA was previously filed with the Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K, and the Amendment is attached hereto as Exhibit 10.1.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference.

ITEM 9.01.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

10.1	Third Amendment to Transition Production Agreement, dated February 4, 2010 between Sensata Technologies, Inc. and Engineered Materials Solutions, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES B.V.
(Registrant)

Date: February 10, 2010	By:	/S/ JEFFREY COTE
Jeffrey Cote
Authorized Representative

EXHIBIT INDEX

Exhibit No.	Description

10.1	Third Amendment to Transition Production Agreement, dated February 4, 2010 between Sensata Technologies, Inc. and EMS Engineered Materials Solutions, LLC.